Exhibit 24.1

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City
     Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of February 2002.

                                   /s/David L. Bodde

     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

          On this 5th day of February 2002, before me the undersigned, a Notary Public, personally appeared David
     L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City
     Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of February 2002.

                                   /s/Mark A. Ernst


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

          On this 5th day of February 2002, before me the undersigned, a Notary Public, personally appeared Mark
     A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City
     Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of February 2002.

                                   /s/William K. Hall


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

          On this 5th day of February 2002, before me the undersigned, a Notary Public, personally appeared William K. Hall, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City
     Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of February 2002.

                                   /s/Luis A. Jimenez


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

          On this 5th day of February 2002, before me the undersigned, a Notary Public, personally appeared
     Luis A. Jimenez, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City
     Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of February 2002.

                                   /s/William C. Nelson


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

          On this 5th day of February 2002, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City
     Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie Sell Latz, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of February 2002.

                                   /s/Linda H. Talbott


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

          On this 5th day of February 2002, before me the undersigned, a Notary Public, personally appeared Linda
     H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public


     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Kansas City
     Power & Light Company, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of February 2002.

                                   /s/Robert H. West


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

          On this 5th day of February 2002, before me the undersigned, a Notary Public, personally appeared
     Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2004